FAIR VALUE OPTION (Tables)	3 Months Ended
Mar. 31, 2025
Schedule of Realized and Net Change in Unrealized Gains Losses	The following table presents the realized and net change in unrealized gains / (losses) on the financial instruments on which the fair value option was elected:

	December 31, 2024		December 31, 2023		December 31, 2022
(in thousands)	Realized Gains / (Losses)	Net Change in Unrealized Gains / (Losses)	Realized Gains / (Losses)	Net Change in Unrealized Gains / (Losses)	Realized Gains / (Losses)	Net Change in Unrealized Gains / (Losses)
Investments	$83,441	$130,980	$(833)	$88,757	$48,501	$(320,050)

Galaxy Digital Holdings, LP
Schedule of Fair Value Option
The Company elected the fair value option for certain eligible assets. The following table summarizes the financial instruments for which the fair value option has been elected:

(in thousands)	December 31, 2024	December 31, 2023
Assets
Digital financial assets	$359,664	$74,386
Investments	558,093	398,529
Total	$917,757	$472,915